UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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NRG ENERGY, INC.
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Your Vote Counts! NRG ENERGY, INC. 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET NRG ENERGY, INC. C/O OFFICE OF GENERAL COUNSEL 804 CARNEGIE CENTER PRINCETON, NJ 08540-6213 D40902-P50750 You invested in NRG ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 15, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting April 29, 2021 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/NRG2021 V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D40903-P50750 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. E. Spencer Abraham For 1b. Antonio Carrillo For 1c. Matthew Carter, Jr. For 1d. Lawrence S. Coben For 1e. Heather Cox For 1f. Elisabeth B. Donohue For 1g. Mauricio Gutierrez For 1h. Paul W. Hobby For 1i. Alexandra Pruner For 1j. Anne C. Schaumburg For 1k. Thomas H. Weidemeyer For 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.